UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 13, 2025

Cellectar Biosciences, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-36598	04-3321804
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Campus Drive, Florham Park, NJ, 07932

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (608) 441-8120

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	CLRB	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

Cellectar Biosciences, Inc. (the “Company”) held the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) at 10:00 a.m., local time, on June 13, 2025.

The proposals presented for stockholder approval at the Annual Meeting are described below:

Proposal No.1 – Election of Directors

Class II directors, James V. Caruso and Frederick W. Driscoll, were nominated and elected to serve three-year terms. The vote was as follows:

Nominee	For	Withhold	Broker Non-Votes
James V. Caruso	5,478,892	2,085,764	9,416,989
Frederick W. Driscoll	6,207,218	1,347,437	9,426,990

Proposal No. 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

The Company requested ratification of the appointment by the Audit Committee of the Board of Directors of Deloitte & Touche LLP to be the Company’s independent registered public accounting firm for fiscal year 2025. The stockholders ratified the appointment. The vote was as follows:

For	Against	Abstain
16,651,803	219,578	110,264

Proposal No. 3 – Approval of Reverse Stock Split

The Company requested approval of an amendment to its Second Amended and Restated Certificate of Incorporation to effect a reverse stock split of common stock at a ratio between 1:10 and 1:30, if and when determined by the Board of Directors (the “Reverse Split Proposal”). The stockholders approved the proposal. The vote was as follows:

For	Against	Abstain
13,464,719	3,386,239	130,683

Proposal No. 4 – Approval of Executive Compensation

The Company requested approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers. The stockholders approved the compensation of the named executive officers. The vote was as follows:

For	Against	Abstain	Broker Non-Votes
5,050,203	2,230,519	273,934	9,426,989

Proposal No. 5 – Adjournment of Annual Meeting

Because the Reverse Split Proposal was approved, the fifth proposal regarding adjournment of the Annual Meeting was rendered moot and was not presented.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELLECTAR BIOSCIENCES, INC.

Date: June 13, 2025	By:	/s/ Chad J. Kolean
	Name:	Chad J. Kolean
	Title:	Chief Financial Officer